                                                                   Exhibit 4.5

                       THIRD AMENDMENT TO CREDIT AGREEMENT

     This Third Amendment to Credit Agreement (this "Third Amendment"), dated as of October ___, 2003, is by and among WHITING OIL AND GAS CORPORATION, formerly known as Whiting Petroleum Corporation, a Delaware corporation ("Borrower"), BANK ONE, NA, a national banking association, as Administrative Agent ("Administrative Agent"), and each of the financial institutions a party hereto as Banks (hereinafter collectively referred to as "Banks," and individually, a "Bank").

                              W I T N E S S E T H:

     WHEREAS, Borrower, Administrative Agent and Banks are parties to that certain Credit Agreement dated as of December 20, 2002 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, as amended hereby); and

     WHEREAS, Borrower has advised Banks that AER may dispose of its stock in Borrower (a) in transactions which may include (1) a sale of all or a portion of the shares of common stock of Borrower in a private transaction to the Designated Shareholders (the "Borrower Private Sale"), and/or (2) a sale of all or a portion of the shares of common stock by Borrower in a Qualified Public Offering (the "Borrower IPO"), or (b) pursuant to the terms of a Master Separation Agreement (the "MSA") which may be entered into among Borrower, Alliant and AER prior to the completion of a Qualified Public Offering, pursuant to which AER would transfer and convey all of the outstanding Equity of Borrower to Whiting Petroleum Corporation, formerly known as Whiting Petroleum Holdings, Inc., a Delaware corporation ("WPC"), in exchange and as consideration for one-hundred percent (100%) of the common stock of WPC and other property and assets (the "Share Exchange"), which Share Exchange would result in (i) Borrower becoming a wholly-owned Subsidiary of WPC, and (ii) WPC becoming a wholly-owned Subsidiary of AER; and

     WHEREAS, Borrower has further advised Banks that, in the event that the MSA is executed and the Share Exchange occurs, AER may dispose of its stock in WPC in transactions which may include (a) a sale of all or a portion of the shares of common stock of WPC in a private transaction to the Designated Shareholders (the "WPC Private Sale" and, together with the Borrower Private Sale, collectively, the "Private Sales" and, each individually, a "Private Sale"), and/or (b) a sale of all or a portion of the shares of common stock of WPC to the public pursuant to a Qualified Public Offering (the "WPC IPO" and, together with the Borrower IPO, collectively, the "IPOs" and, each individually, an "IPO"); and

     WHEREAS, Borrower has further advised Banks that (a) Whiting Petroleum Corporation, a Delaware corporation, and the "Borrower" under and as defined in the Credit Agreement as in effect immediately prior to the effective date hereof, has changed its name to "Whiting Oil and Gas Corporation" (the "Borrower Name Change"), and (b) Whiting Petroleum Holdings, Inc., a Delaware corporation, has changed its name to "Whiting Petroleum Corporation" (the "WPC Name Change" and, together with the Borrower Name Change, collectively, the "Name Changes" and, together with the Share Exchange, any Private Sale and any IPO, collectively, the "Subject Transactions"); and

     WHEREAS, the Subject Transactions are prohibited by certain provisions of the Credit Agreement as in effect on the date hereof; and

     WHEREAS, Borrower has requested that the Credit Agreement be amended in certain respects to permit the Subject Transactions; and

     WHEREAS, the parties desire to reaffirm and establish a Borrowing Base of $210,000,000 to be effective as of November 1, 2003 and continuing until the next Redetermination thereafter; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and each Bank hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction of each condition precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the date hereof in the manner provided in this Section 1.

     1.1. Amendment to Definitions. The definitions of "Borrower," "Change of Control," "Credit Parties," "Designated Shareholders," "Equity Investment," "Facility Guaranty," "Loan Papers," "Qualified Public Offering" and "Restricted Payment" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

          "Borrower" means (a) prior to August 25, 2003 (the effective date of the Borrower Name Change (as defined in the Third Amendment)), Whiting Petroleum Corporation, a Delaware corporation, and (b) from and after August 25, 2003, Whiting Oil and Gas Corporation, a Delaware corporation.

          "Change of Control" means that, for any reason (a) at any time prior to the completion of a Qualified Public Offering or an Equity Investment, Borrower and, to the extent the Share Exchange has occurred, WPC shall cease to be wholly-owned direct or indirect Subsidiaries of Alliant, (b) at any time prior to the completion of a Qualified Public Offering but after the completion of an Equity Investment, Alliant shall cease to hold, directly or indirectly, at least fifty one percent (51%) of the total voting power of all classes of capital stock then outstanding of each of Borrower and, to the extent the Share Exchange has occurred, WPC entitled (without regard to the occurrence of any contingency) to vote in elections of directors of each of Borrower and WPC, respectively, (c) at any time prior to the completion of an Equity Investment but after the completion of a Qualified Public Offering, any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Alliant shall become
     (i) the direct or indirect
     beneficial owner (as defined in Section 13(d)(3) of the Exchange Act) of greater than forty-nine percent (49%) of the total voting power of all classes of capital stock then outstanding of either of WPC or Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of either of WPC or Borrower, respectively, and (ii) the largest shareholder of the total voting power of all classes of capital stock then outstanding of either of WPC or Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of either of WPC or Borrower, respectively, and (d) at any time after the completion of a Qualified Public Offering and an Equity Investment, any Person or group (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than the Designated Shareholders shall become
     (i) the direct or indirect beneficial owner (as defined in Section 13(d)(3) of the Exchange Act) of greater than forty-nine percent (49%) of the total voting power of all classes of capital stock then outstanding of either of WPC or Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of either of WPC or Borrower, respectively, and (ii) the largest shareholder of the total voting power of all classes of capital stock then outstanding of either of WPC or Borrower entitled (without regard to the occurrence of any contingency) to vote in elections of directors of either of WPC or Borrower, respectively.

          "Credit Parties" means, collectively, Borrower and each Restricted Subsidiary, and, from and after the execution by WPC of a Facility Guaranty as provided in Section 4.2 of the Third Amendment, WPC, and "Credit Party" means any one of the foregoing.

          "Designated Shareholders" means shareholders of WPC or Borrower, as the case may be, other than Alliant or AER, which are designated by WPC or Borrower, as the case may be, and approved by Required Banks, as "Designated Shareholders" pursuant to a written designation and notice executed and delivered by WPC or Borrower, as the case may be, to, and acknowledged by, Administrative Agent (on behalf of Required Banks).

          "Equity Investment" means either the Borrower Equity Investment or the WPC Equity Investment.

          "Facility Guaranty" means a Guaranty substantially in the form of Exhibit A attached hereto to be executed by (a) each Restricted Subsidiary of Borrower in favor of Banks and (b) as provided in Section 4.2 of the Third Amendment, WPC in favor of Banks, pursuant to which WPC or such Restricted Subsidiary of Borrower guarantees payment and performance in full of the Obligations.

          "Loan Papers" means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, each Facility Guaranty which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, all Letters of Credit and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

          "Qualified Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offering and sale of the common stock of Borrower or WPC, as the case may be.

          "Restricted Payment" means, with respect to any Person, (a) any Distribution by such Person, (b) any capital contribution, loan or advance by any Credit Party to any Unrestricted Subsidiary, (c) the issuance of a Guarantee by any Credit Party with respect to any Debt or other obligation of Parent, WPC, Alliant, AER or any Unrestricted Subsidiary, or (d) the retirement, redemption, defeasance, repurchase or prepayment prior to scheduled maturity by such Person or any Affiliate of such Person of any Debt of such Person.

     1.2. Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

          "Borrower Equity Investment" means the purchase by the Designated Shareholders of all or a portion of the common stock of Borrower, with the proceeds of such purchase being distributed to Alliant, AER or Borrower to be applied, in the case of proceeds distributed to Borrower, towards the purchase of oil and gas properties.

          "WPC" means (a) prior to August 25, 2003 (the effective date of the WPC Name Change (as defined in the Third Amendment)), Whiting Petroleum Holdings, Inc., a Delaware corporation, and (b) from and after August 25, 2003, Whiting Petroleum Corporation, a Delaware corporation.

          "WPC Equity Investment" means the purchase by the Designated Shareholders of all or a portion of the common stock of WPC, with the proceeds of such purchase being distributed to Alliant, AER or Borrower to be applied, in the case of proceeds distributed to Borrower, towards the purchase of oil and gas properties.

          "Share Exchange" has the meaning set forth in the Third Amendment.

          "Third Amendment" means that certain Third Amendment to Credit Agreement dated as of October ___, 2003, among Borrower, Administrative Agent and Banks.

     1.3. Amendment to Organizational Representation. Section 7.13 of the Credit Agreement shall be amended to read in full as follows:

          "Section 7.13 Organizational Structure; Nature of Business. As of the Closing Date and the date of the Third Amendment, (a) AER owns one hundred percent (100%) of the issued and outstanding Equity of Borrower, and (b) Borrower has no direct, wholly-owned Subsidiaries other than Whiting-Golden Gas, WOK and Whiting Programs. Whiting Programs is the general partner of various partnerships that own oil and gas properties that are not Borrowing Base Properties. Borrower also owns, directly and partially indirectly through Whiting Programs, one hundred percent (100%) of the Equity in Whiting Institutional, which has assets of not greater than $2,000,000, and which assets are not included in the Borrowing Base. Borrower is engaged only in the business of acquiring, exploring, developing and operating Mineral Interests and the production, processing and marketing of Hydrocarbons therefrom. Schedule 7.13 attached hereto accurately reflects (i) the jurisdiction of incorporation or organization of WPC and each Credit Party,
     (ii) each jurisdiction in which WPC and each Credit Party is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, (iii) the authorized, issued and outstanding Equity of WPC and each Credit Party (and the record and beneficial owners of such Equity interests), and (iv) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity of each Credit Party. Upon consummation (as applicable) of the Share Exchange, WPC will be a holding company owning one hundred percent (100%) of the issued and outstanding common Equity of Borrower. Promptly following the completion of an Equity Investment, the Share Exchange and/or a Qualified Public Offering, Borrower shall prepare and deliver to Administrative Agent, as applicable, an amended Schedule 7.13 reflecting changes resulting from the consummation of such transaction."

     1.4. Amendment to Business Covenant. Section 8.2 of the Credit Agreement shall be amended to read in full as follows:

          "Section 8.2 Business of Credit Parties. The sole business of (a) WPC following the Share Exchange (as applicable) will be (and will continue to be) that of a holding company owning one-hundred percent (100%) of the issued and outstanding Equity of Borrower, and (b) the other Credit Parties will be (and will continue to be) the acquisition, exploration, development and operation of Mineral Interests and the production, processing and marketing of Hydrocarbons therefrom."

     1.5. Amendment to Asset Disposition Covenant. The last sentence of Section
9.5 of the Credit Agreement shall be amended to read in full as follows:

          "Except in connection with an Equity Investment, a Qualified Public Offering, or the Share Exchange, in no event will Borrower sell, transfer or dispose of any Equity in any Subsidiary nor will any Credit Party (other than WPC) issue or sell any Equity or any option, warrant or other right to acquire such Equity or security convertible into such Equity to any Person other than the Credit Party which is the direct parent of such issuer on the Closing Date."

     1.6. Amendment to Organizational Documents Covenant. Section 9.6 of the Credit Agreement shall be amended to read in full as follows:

     "Section 9.6 Amendments to Organizational Documents; Other Material Agreements. Borrower will not, nor will Borrower permit any other Credit Party to, enter into or permit any modification or amendment of, or waive any material right or obligation of any Person under, its certificate or articles of incorporation, bylaws, partnership agreement, regulations or other organizational documents other than amendments, modifications and waivers (a) in connection with an Equity Investment, a Qualified Public Offering or the Share Exchange, or (b) which will not, individually or in the aggregate, have a Material Adverse Effect."

     1.7. Schedule 7.13. Schedule 7.13 to the Credit Agreement is hereby amended and restated in its entirety in the form of Schedule 7.13 attached to this Third Amendment.

     SECTION 2. Borrowing Base. Effective as of November 1, 2003, the Borrowing Base shall be reaffirmed at $210,000,000 and shall remain at $210,000,000 until the next Redetermination thereafter. Borrower and Banks agree that the Redetermination provided for in this Section 2 shall not be construed or deemed to be a Special Redetermination for purposes of Section 4.3 of the Credit Agreement.

     SECTION 3. Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof is subject to the satisfaction of each condition precedent set forth in this Section 3:

     3.1. Charter Documents. Borrower shall have delivered to Administrative Agent (a) the certificate of incorporation of Borrower and WPC, in each case as amended to date and certified as of a recent date by the Secretary of State of Delaware, (b) the bylaws of Borrower and WPC, in each case as amended to date and certified as accurate and complete by an Authorized Officer of Borrower and WPC, respectively and (c) all material agreements and other documents evidencing the Name Changes.

     3.2. Collateral Documents. Borrower shall have executed and delivered to Administrative Agent such new Notes, amendments to the Mortgages and other documents, instruments and agreements as Administrative Agent deems necessary or advisable in order to grant to Administrative Agent, for the benefit of Banks, or to continue perfection of the Liens previously granted to Administrative Agent, for the benefit of Banks, a perfected first priority Lien in all Borrowing Base Properties.

     3.3. Legal Opinion. Borrower shall have delivered to Administrative Agent and each Bank a legal opinion of Welborn Sullivan Meck & Tooley, special counsel to Borrower and WPC, favorably opining as to (a) the due authorization, execution and delivery of this Third Amendment and the other Loan Papers executed in connection herewith by Borrower, (b) the enforceability of this Third Amendment and each other Loan Paper executed in connection herewith, (c) the organization, existence and good standing of Borrower and WPC, and (d) such other matters related to the execution of this Third Amendment and the other Loan Papers executed in connection herewith as Administrative Agent shall require, and otherwise in form and substance satisfactory to Administrative Agent and Banks.

     3.4. Officer's Certificates. Borrower shall have delivered to Administrative Agent such certificates of Authorized Officers of Borrower, certificates of Governmental Authorities, certified copies of resolutions of the Board of Directors of Borrower and such other documents, instruments and agreements as Administrative Agent shall require to evidence the valid corporate existence and authority to conduct business of Borrower, and the authorization, execution and delivery of this Third Amendment and the other Loan Papers executed in connection herewith, all in form and substance satisfactory to Administrative Agent and its counsel.

     3.5. Other Documentation. Administrative Agent shall have received such other documents, instruments and agreements as it or any Bank may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent and Banks.

     3.6. Insurance. Certificates of insurance coverage evidencing that Borrower is carrying insurance required by Section 8.6 of the Credit Agreement.

     3.7. Fees and Expenses. Borrower shall have paid all fees and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to Administrative Agent.

     3.8. No Defaults. After giving effect to the amendments contained in
Section 1 hereof, no Default or Event of Default shall exist.

     SECTION 4. Additional Covenants. Borrower hereby covenants and agrees as follows:

     4.1. MSA. Upon the execution (as applicable) of the MSA, Borrower shall deliver to Administrative Agent (a) a fully executed and complete copy of the MSA (together with all amendments thereto) accompanied by a certificate executed by an Authorized Officer of Borrower certifying that such copy is accurate and complete and represents the complete understanding and agreement of the parties thereto, and (b) all material agreements and other documents executed in connection with the MSA and/or evidencing the Share Exchange. The MSA (and the exhibits thereto) shall be substantially in the form of Exhibit B hereto, and the agreements and documents described in clause (b) of this Section 4.1 shall be in form and substance reasonably satisfactory to Banks. No material deviation or alteration of the executed MSA from the form of MSA (and the exhibits thereto) attached hereto as Exhibit B may be made without the prior written consent of Banks.

     4.2. WPC Documents. Upon the execution (as applicable) of the MSA, Borrower shall, or shall cause WPC to, deliver to Administrative Agent a Facility Guaranty duly executed and delivered by WPC.

     SECTION 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this Third Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

     5.1. Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this Third Amendment and the other Loan Papers executed in connection herewith are within Borrower's corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

     5.2. Validity and Enforceability. This Third Amendment and the other Loan Papers executed in connection herewith constitute the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

     5.3. Accuracy of Representations and Warranties. Each representation and warranty of each Credit Party contained in the Loan Papers is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     5.4. Absence of Defaults. After giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

     5.5. No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

     SECTION 6. Miscellaneous.

     6.1. Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

     6.2. Confirmation of Loan Papers and Liens. As a material inducement to Banks to make the agreements and grant the consents, waivers and amendments set forth herein, Borrower hereby (a) acknowledges and confirms the continuing existence, validity and effectiveness of the Loan Papers and the Liens granted thereunder, (b) agrees that the execution, delivery and performance of this Third Amendment and the consummation of the transaction contemplated hereby (including, without limitation, the Subject Transactions) shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Papers and Liens, and (c) acknowledges and agrees that the Liens granted under the Loan Papers secure, and after the consummation of the transactions contemplated hereby (including, without limitation, the Subject Transactions) will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

     6.3. Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.4. Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment.

     6.5. Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

     6.6. Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     6.7. Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     6.8. Effectiveness. This Third Amendment shall be effective automatically and without necessity of any further action by Borrower, Administrative Agent or Banks when counterparts hereof have been executed by Borrower, Administrative Agent and Required Banks, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 3 hereof).

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective Authorized Officers on the date and year first above written.

                           [Signature pages to follow]

                               SIGNATURE PAGE TO
                      THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT

                          AND THE BANKS PARTY THERETO

                                             BORROWER:


                                             WHITING OIL AND GAS CORPORATION, a
                                             Delaware corporation

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------



                                             ACKNOWLEDGED AND AGREED TO BY:

                                             WHITING PETROLEUM CORPORATION, a
                                             Delaware corporation

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                             ADMINISTRATIVE AGENT:

                                             BANK ONE, NA


                                             -----------------------------------
                                             J. Scott Fowler,
                                             Director, Capital Markets

                                             BANKS:

                                             BANK ONE, NA


                                             -----------------------------------
                                             J. Scott Fowler,
                                             Director, Capital Markets

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO


                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             U.S. BANK NATIONAL ASSOCIATION


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             UNION BANK OF CALIFORNIA

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             FORTIS CAPITAL CORP.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             BANK OF OKLAHOMA, N.A.

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             COMERICA BANK

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             BANK OF SCOTLAND

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             WELLS FARGO BANK, N.A.


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             COMPASS BANK

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                SIGNATURE PAGE TO
                       THIRD AMENDMENT TO CREDIT AGREEMENT
                                  BY AND AMONG
                 WHITING OIL AND GAS CORPORATION, AS BORROWER,
                     BANK ONE, NA, AS ADMINISTRATIVE AGENT
                          AND THE BANKS PARTY THERETO

                                             NATEXIS BANQUES POPULAIRES

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                [Signature Page]

                                    EXHIBIT A
                                    ---------

                            Form of Facility Guaranty
                            -------------------------

                                    EXHIBIT B
                                    ---------

                                   Form of MSA
                                   -----------

                                  SCHEDULE 7.13
                                  -------------

                            Organizational Structure
                            ------------------------

Credit Party:  Whiting Oil and Gas Corporation ("Borrower")

Jurisdiction of Incorporation:  Delaware

Jurisdiction of Qualification as a Foreign Corporation: Alabama, Arkansas, California, Colorado, Kansas, Louisiana, Michigan, Montana, Nebraska, New Mexico, North Dakota, Ohio, South Dakota, Texas and Wyoming

Authorized, issued and outstanding Equity of Borrower:  1,000 shares

Outstanding warrants, options, subscription rights, convertible securities or other rights to Equity of Borrower: None



                                   S-7.13 - 1